                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner and Darell E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 13, 1994                         /s/ John W. Wynne
                                                  ------------------------------
                                                  John W. Wynne

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne and Darell E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 10, 1994                         /s/ Thomas L. Hefner
                                                  ------------------------------
                                                  Thomas L. Hefner

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 13, 1994                         /s/ Daniel C. Staton
                                                  ------------------------------
                                                  Daniel C. Staton

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne and Thomas L. Hefner, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 13, 1994                         /s/ Darell E. Zink, Jr.
                                                  ------------------------------
                                                  Darell E. Zink, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 13th, 1994                       /s/ Geoffrey Button
                                                  ------------------------------
                                                  Geoffrey Button

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 13, 1994                         /s/ Howard L. Feinsand
                                                  ------------------------------
                                                  Howard L. Feinsand

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 12, 1994                         /s/ John D. Peterson
                                                  ------------------------------
                                                  John D. Peterson

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 13, 1994                         /s/ James E. Rogers
                                                  ------------------------------
                                                  James E. Rogers

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 12, 1994                         /s/ Sydney C. Reagan
                                                  ------------------------------
                                                  Sydney C. Reagan

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 12, 1994                         /s/ Lee Stanfield
                                                  ------------------------------
                                                  Lee Stanfield

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints John W. Wynne, Thomas L. Hefner and Darell
E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933 (the "Registration Statement") for the registration of various securities (the "Securities") of Duke Realty Investments, Inc. (the "Company") and any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereto.


Dated: September 12, 1994                         /s/ Jay J. Strauss
                                                  ------------------------------
                                                  Jay J. Strauss